SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 3, 2006

                         STRIKEFORCE TECHNOLOGIES, INC.
                         ------------------------------


         New Jersey                                             22-3827597
-----------------------------  ------------------------    ------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)

            1090 King Georges Post Road, Suite 108, Edison, NJ     08837
            --------------------------------------------------  ---------
               (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code:     (732) 661 9641
       ---------------------------------------------------      -------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTS

1.   Previous Independent Registered Public Accounting Firm.

     A. In connection with the Registrant's approval for listing its common stock on the Over-The-Counter Bulletin Board, the Registrant determined to dismiss its previous independent registered public accountant, Massella & Associates, CPA, PLLC, effective as of January 2, 2006, and to engage a firm with additional resources sufficient for the company in the future.

     B. The reports of Massella & Associates, CPA, PLLC on the financial statements of the Registrant for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern. Massella & Associates, CPA, PLLC did not audit the financial statements for the fiscal year ended December 31, 2005.

     C. The decision to change independent registered public accounting firms was approved by the members of the Board of Directors of the Registrant.

     D. During the Registrant's two most recent fiscal years and the subsequent interim periods through January 2, 2006, there were no disagreements with Massella & Associates, CPA, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Massella & Associates, CPA, PLLC, would have caused it to make reference thereto in its reports on the financial statements for such years.

     E. The Registrant provided Massella & Associates, CPA, PLLC with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of such letter is filed herein as
Exhibit 16.1 to this Current Report on Form 8-K.

2.   New Independent Registered Public Accounting Firm.

     The Registrant has engaged Rosen Seymour Shapps Martin & Company LLP as its new independent certified public accounting firm to audit the Registrant's financial statements effective January 3, 2006. Prior to such engagement, the Registrant did not consult such firm on any of the matters referenced in Regulation S-B Item 304(a)(2).

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired: None
(b)  Pro-Forma Financial Statements: None
(c)  Exhibits:

Exhibit
No.                                 Description
--------- ----------------------------------------------------------------------
16.1 Letter of Massella & Associates, CPA, PLLC dated January 17, 2006 to the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STRIKEFORCE TECHNOLOGIES, INC.
                                         (Registrant)



                                         By: /s/ Mark Corrao
                                         ---------------------
                                         Mark Corrao
                                         Chief Financial Officer




Dated: January 17, 2006